UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2014

STRAGENICS, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	333-157565	46-5209647
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Rialto Place, Suite 700, Melbourne, FL 32901
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   (321-541-1216)

ALLERAYDE SAB, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

USE OF DEFINED TERMS

Except as otherwise indicated by the context, references in this Report to:

●	The “Company,” “we,” “us,” or “our,” are references to the combined business of the Company and, Stragenics, Inc.

●	“Allerayde” refers to Allerayde SAB Limited, a limited liability company incorporated under the laws of UK.

●	“U.S. dollar,” “$” and “US$” refer to the legal currency of the United States;

●	“Securities Act” refers to the Securities Act of 1933, as amended; and

●	“Exchange Act” refers to the Securities Exchange Act of 1934, as amended.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 6, 2014, we entered into a Termination Agreement, with Allerayde SAB Limited and Michael J. Rhodes, to terminate the Share Exchange Agreement entered into on March 21, 2013, under which Allerayde SAB Limited became a wholly-owned subsidiary of the Company. This Termination, which became effective December 1, 2014, reversed the transaction under which Mr. Rhodes, the Allerayde Stockholder, transferred 100% of the membership interests of Allerayde SAB Limited, thereby reverting ownership of Allerayde SAB, Limited. back to him. In conjunction with the Termination Agreement, Mr. Rhodes entered into a private transaction with Alan W. Grofe, our current President, transferring 75,872,411 shares of the Company’s common stock to Mr. Grofe. The shares of our Common Stock acquired by Mr. Grofe constitute approximately 85.24% of our issued and outstanding Common Stock on a fully-diluted basis.

On December 1, 2014, we entered into an Agreement On The Transfer of Intellectual Property Related to Certain Website and Domain Name, (”Agreement”) with Healthnostics, Inc., to acquire all intellectual property related to its website, BakedAmerican.com in exchange for 5,000,000 restricted shares of our common stock. The Agreement contains representations and warranties by us, and Healthnostics, Inc., which are customary for transactions of this type, primarily regarding the party’s ability to enter into the Agreement and its survivability.

The foregoing description of the terms of the Agreement is qualified in its entirety by reference to the provisions of the Agreement which is included as Exhibit 10.1 of this Current Report and is incorporated by reference herein.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Reference is made to the disclosure set forth under Item 1.01 of this report, which disclosure is incorporated herein by reference.

On December 1, 2014, we completed two transactions, 1) the intellectual property acquisition of BakedAmerican.com and associated domain names, pursuant to the Agreement and 2) the termination agreement in regard to Allerayde SAB, Limited became effective. The acquisition was accounted for as an asset purchase and the termination of the share exchange agreement removes the assets, liabilities and associated revenue and expenses of Allerayde SAB, Limited from our books and records as of the effective date.

Our Corporate Structure

Following our change in management, the acquisition of BakedAmerican.com and the disposition of Allerayde SAB, Limited, Stragenics is now operating as a holding company, with BakedAmerican.com as our first new operating asset. We intend to place each new asset acquisition into a wholly-owned subsidiary or combine each with compatible existing subsidiaries upon completion.

Our Corporate History

Effective April 29, 2014 our name changed to Stragenics, Inc., from Allerayde SAB, Inc., (the “Company”). We were originally formed and incorporated under the laws of the State of Florida on January 15, 2009 as Mobieyes Software, Inc. On February 23, 2010, the Company changed its name to Resource Exchange of America Corp., after the consummation of a Share Exchange Transaction on February 23, 2010. The Company operated as Resource Exchange of America Corp., until March 23, 2013 when a Share Exchange Agreement with Allerayde SAB, Limited and Michael J. Rhodes was completed and the Company became known as Allerayde SAB, Inc. The Company now, under new management, is engaged in the business of identifying, acquiring, developing and building new internet-based businesses.

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DESCRIPTION OF BUSINESS

Product Offering

The Company is a holding company that acquired a new operating asset, BakedAmerican.com on December 1, 2014 along with the related domain names www.bakedamerican.com, www.bakedamerican.org, www.bakedamerica.com, www.bakedamerica.org, www.bakedamericantv.com and www.bakedamerican.tv. BakedAmerican is a recreational cannabis consumer website providing product information, dispensary locations, strain information and resources for marijuana legal states. The site will allow consumers to identify, rate and explore legal marijuana dispensaries and compare experiences and products. The news channel, via RSS information sources, provides news feeds for marijuana related information focused on nationally important developments, impact on state legislation, new trends and new legislation. The website is still under construction, has not gone “live” and there are no consumers/users yet for BakedAmerican.com, nor has it yielded any revenue.

Sales and Marketing

We are following a similar model to other information/directory portal sites, in that we recognize that consumers are strongly influenced by, and make decisions based upon, local advertising and that local advertising is moving toward online research conducted by consumers and as such, local businesses are spending more advertising dollars on media and online sources. Our approach further includes utilizing state of the art techniques and tools to optimize SEO (Search Engine Optimization) to improve our on-line exposure to interested visitors and consumers.

We plan to generate revenue primarily through the sale of online display advertising on our website to businesses local to the areas we cover, initially the Colorado and Washington state geographies as well as develop a marketing program for sector business entities to have the opportunity to place themselves prominently within the BakedAmerican directory for increased visibility.

Channels

We plan to add sales efforts, including direct sales in our targeted markets and continue research on revenue generating offerings for our website.

Marketing and Public Relations

We plan to market our website through extensive SEO (Search Engine Optimization), direct marketing and sales.

Industry Background

The Market for Medical Marijuana and Consumer Cannabis

Overview

Twenty one states and the District of Columbia have adopted laws that exempt patients who use medical marijuana under a prescription under a physician’s supervision from state criminal penalties and four states; Colorado, Washington, Oregon, Alaska and the District of Columbia, have legalized recreational use of cannabis.

Market Growth

As a result of the ongoing legalization momentum, the market size has grown from approximately $1.43 billion in 2013 to $2.34 billion in 2014 according to a report published by The Huffington Post. Further, according to a recent report from GreenWave Advisors, a research and advisory firm that serves the emerging marijuana industry in the U.S., if the federal government doesn't end prohibition in all 50 states and the District of Columbia and the trajectory of state legalization continues on its current path, with more, but not all, states legalizing marijuana in some form, the industry in 2020 would be worth $21 billion. If the federal government does end prohibition, the industry would be worth $35 billion in 2020, GreenWave Advisors states.

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Additionally, we believe that recreational marijuana sales will soon outpace medical sales, as exemplified by the fact that beginning in July, 2014, recreational marijuana sales in Colorado began to exceed medical sales for the first time, according to Colorado State Department of Revenue data. Such trending will create an expanding market for ancillary informational products and services, which we target.

Competition

Competition

The largest consumer review site Yelp is the most significant competition for any online review website, including medical marijuana and consumer cannabis industries and can affect any company in the market. However, to date Yelp has limited involvement in this market segment. Others such as leafly.com and weedmaps.com have significant penetration into the market and competing with these companies will require us to provide a relevant and quality experience in addition to providing access to vital and usable information. Leafly.com, has indicated that they receive over 2.5 million unique visitors per month and the website recorded revenue of close to $4 million in 2013.

Employees

The Company currently has 1 employee and two independent contractors.

Research and Development

Research and Development

We have not spent a material amount on research and development.

Intellectual Property

Our intellectual property portfolio is an important aspect for our company. We currently own BakedAmericam.com and the related domain names www.bakedamerican.com, www.bakedamerican.org, www.bakedamerica.com, www.bakedamerica.org, www.bakedamericantv.com and www.bakedamerican.tv, which we are researching for trademark applicability. We plan to use a combination of trademark, copyright trade secret and other intellectual property laws, and confidentiality agreements to protect our intellectual property as the case may be. Despite any precautions we may take it may be possible for third parties to obtain and use without consent intellectual property that we own.

Government Regulation and Approval

Marijuana is a controlled substance and is still illegal under federal law. Even in states where marijuana use has been legalized, its use remains a violation of federal laws.

To date, 22 states and the District of Columbia allow its citizens to use Medical Marijuana. Colorado, Washington, Oregon, Alaska and the District of Columbia have legalized cannabis for recreational adult use as well. However, these state and district laws are in conflict with the federal Controlled Substance Act, which makes marijuana use and possession illegal on a national level.

Environment Matters

We are not aware of any environment control regulations with respect to our production process. We are not currently subject to any pending actions alleging any violations of applicable environmental laws or regulations, nor have we been punished or reprimanded for violating any such laws or regulations. We aim to develop our business without compromising environmental protection.

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DESCRIPTION OF PROPERTY

The Company current office is rented on a month-to-month basis in Melbourne, Florida.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors, Executive Officers, Promoters, and Control Persons

The following table sets forth the name and position of our current sole executive officer and director.

Name	Age	Position
Alan W. Grofe	70	Chairman, CEO, Director

Alan W. Grofe – Chairman, CEO, Sole Director

Mr. Grofe is an experienced executive and entrepreneur with more than 25 years of experience as a senior executive in both public and private corporations in the healthcare and information technology industries. Previously, until November 2010, he served as President of Healthnostics, Inc., a public medical and biotechnology analytics company. Prior to this position, he was a founder, President and COO of H-Quotient, Inc., where he directed strategic product development, sales, marketing and support. He also currently serves as President of the Ferde Grofé Foundation and was recently President of the Manassas Symphony Orchestra. He received his BA in Psychology from California State University, Dominguez Hills.

EXECUTIVE COMPENSATION

The Company currently does not have any compensatory arrangements with any officers. No officer received any compensation from the Company during the last two fiscal years. Officers will be incentivized by an agreed remuneration package of share options and or bonus payments. These are to be discussed upon appointment and no employee agreements are currently in force.

DIRECTOR COMPENSATION

The Company currently does not have any compensatory arrangements with any directors. No director received any compensation from the Company during the last two fiscal years. There were no options outstanding as of the date of this Report.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CONTROL PERSONS; CORPORATE GOVERNANCE

Transactions with related persons

Our policy is that a contract or transaction either between the Company and a director, or between a director and another company in which he is financially interested is not necessarily void or void-able if the relationship or interest is disclosed or known to the board of directors and the stockholders are entitled to vote on the issue, or if it is fair and reasonable to our company.

On March 21, 2013, the Company issued 75,872,411 shares of Common Stock to Mike Rhodes, then President, CEO and director, in exchange for his 100% ownership in Allerayde SAB Limited, a U.K. limited liability company pursuant to a Share Exchange Agreement. On March 4, 2014, Mr. Rhodes entered into a Stock Purchase Agreement with Alan W. Grofe, the Company’s current President, CEO and Director, to sell 75,872,411 shares of the Company’s common stock owned by Mr. Rhodes in a private transaction. As a result of the transfer of the Shares, which constitute 85.24% of the issued and outstanding common stock, a change in control of the Company occurred, with control transferring from Mr. Rhodes to Mr. Grofe.

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Mr. Grofe is a 27% shareholder of the assignor of the Intellectual Property Rights, Healthnostics, Inc. As such, he is deemed to be a beneficial owner of 27% of the 5,000,000 shares, or 1,350,000 shares issued under terms of the Agreement.

Director Independence

Our securities are not listed on a national securities exchange or in an inter-dealer quotation system, which has requirements that directors be independent. We do not have a majority of independent directors.

Committees of the Company’s Board of Directors

Because our board of directors currently consists of only one member, we do not have a standing nominating, compensation or audit committee. Rather, our full board of directors performs the functions of these committees. Also, we do not have a “financial expert” on our board of directors as that term is defined by Item 401(e)(2) of Regulation S-K. We do not believe it is necessary for our board of directors to appoint such committees because the volume of matters that come before our board of directors for consideration permits the sole director to give sufficient time and attention to such matters to be involved in all decision making. Additionally, because our Common Stock is not listed for trading or quotation on a national securities exchange, we are not required to have such committees. In considering candidates for membership on the Board of Directors, the Board of Directors will take into consideration the needs of the Board of Directors and the candidate's qualifications. The Board of Directors will request such information as:

●	The name and address of the proposed candidate;

●	The proposed candidates resume or a listing of his or her qualifications to be a director of the Company;

●	A description of any relationship that could affect such person's qualifying as an independent director, including identifying all other public company board and committee memberships;

●	A confirmation of such person's willingness to serve as a director if selected by the Board of Directors; and

●	Any information about the proposed candidate that would, under the federal proxy rules, be required to be included in the Company's proxy statement if such person were a nominee.

Once a person has been identified by the Board of Directors as a potential candidate, the Board of Directors may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors and the Board of Directors believes that the candidate has the potential to be a good candidate, the Board of Directors would seek to gather information from or about the candidate, including through one or more interviews as appropriate and review his or her accomplishments and qualifications generally, including in light of any other candidates that the Board of Directors may be considering. The Board of Director's evaluation process does not vary based on whether the candidate is recommended by a shareholder.

The Board of Directors will, from time to time, seek to identify potential candidates for director nominees and will consider potential candidates proposed by the Board of Directors and by management of the Company.

Code of Ethics

Our Board of Directors will adopt a new code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. The new code will address, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code.

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Meetings of the Board of Directors

During its fiscal year ended December 31, 2013, and as of December 1, 2014, the Board of Directors did not meet on any occasion, but rather transacted business by unanimous written consent.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the chief executive officer and chairman roles is driven by the needs of the Company at any point in time. Currently, Mr. Grofe serves as the sole director of our Board and Chief Executive Officer. We have no policy requiring the combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed, and will continue to allow, our Board the flexibility to establish the most appropriate structure for our company at any given time.

Immediately following the completion of the Share Exchange Transaction, the size of our management team will be increased in order to manage our expanded operations, risks and resources.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATION AND FINANCIAL CONDITION

FORWARD-LOOKING STATEMENTS

This Management's Discussion and Analysis of Financial Condition and Results of Operations (MD&A) contains forward-looking statements that involve known and unknown risks, significant uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed, or implied, by those forward-looking statements. You can identify forward-looking statements by the use of the words may, will, should, could, expects, plans, anticipates, believes, estimates, predicts, intends, potential, proposed, or continue or the negative of those terms. These statements are only predictions. In evaluating these statements, you should consider various factors which may cause our actual results to differ materially from any forward-looking statements. Although we believe that the exceptions reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Overview

The Company is engaged in the business of identifying, acquiring, developing and building new internet-based businesses.

We are a development stage enterprise. Our primary activities have been the design and development of our products, negotiating strategic alliances and other agreements. We have not commenced our principal operations, nor have we generated any material revenues.

Since inception, we have incurred losses. As of September 30, 2014, our accumulated deficit was $3,542,076. We have not yet generated revenues and our losses have principally been operating expenses incurred in past operations. We expect to continue to incur additional costs for operating and marketing activities over at least the next year.

Based upon our lack of any revenues, we require equity and/or debt financing to continue our operations. Since the change of control of our company, we received aggregate debt financing of $20,000. As a result, we expect that the cash we have available will fund our operations only through December 2014. We are currently considering several different financing alternatives to support our operations thereafter including further debt financing and equity financing, If we are unable to obtain such additional financing on a timely basis and, notwithstanding any request we may make, our debt holders do not agree to convert their notes into equity or extend the maturity dates of their notes, we may have to curtail our development, marketing and promotions activities, which would have a material adverse effect on our business, financial condition and results of operations, and ultimately we could be forced to discontinue our operations and liquidate.

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General and administrative expenses

General and administrative expenses from our change of control and subsequent operations consist primarily of office expenses, transfer agent and professional fees. We expect that our general and administrative expenses will continue to increase as we incur additional costs to support the growth in our business.

Research and development

We have not incurred research and development expense since the change of control of our Company,

Liquidity and Capital Resources

From the change in control of our Company, we received aggregate debt financing of $20,000.

Net Cash Used in Operating Activities

Since our change in control, we have spent $30,716 in operating activities. We expect net cash used in operating activities will increase as we incur additional costs to support the growth in our business.

Net Cash Used in Investing Activities

The Company did not use any funds for investing activities.

Net Cash Provided by Financing Activities

Cash provided by financing from our change in control was $32,861 in debt financing. We expect we will increase cash provided by financing activities as we incur additional costs to support the growth in our business.

Availability of Additional Funds

Based upon the lack of any revenues, we require equity and/or debt financing to continue our operations. Since the change in control of our Company on March 6, 2014, we received aggregate debt financing of $32,861. As a result, we expect that the cash we have available will fund our operations only through December 2014. We are currently considering several different financing alternatives to support our operations thereafter including further debt financing and equity financing. Thereafter, we will need to raise further capital, through the sale of additional equity securities or otherwise, to support our future operations and to repay our debt (unless, if requested, the debt holders agree to convert their notes into equity or extend the maturity dates of their notes). Our operating needs include the planned costs to operate our business, including amounts required to fund working capital and capital expenditures. Our future capital requirements and the adequacy of our available funds will depend on many factors, including our ability to successfully commercialize our products and services, and competing technological and market developments.

We may be unable to raise sufficient additional capital when we need it or to raise capital on favourable terms. Debt financing may require us to pledge certain assets and enter into covenants that could restrict certain business activities or our ability to incur further indebtedness, and may contain other terms that are not favourable to our stockholders or us. If we are unable to obtain adequate funds on reasonable terms, we may be required to significantly curtail or discontinue operations or to obtain funds by entering into financing agreements on unattractive terms.

These matters raise substantial doubt about our ability to continue as a going concern. Our financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate our continuation as a going concern and the realization of assets and satisfaction of liabilities in the normal course of business. The carrying amounts of assets and liabilities presented in the financial statements do not necessarily purport to represent realizable or settlement values. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

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Critical Accounting Policies and Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at dates of the financial statements and the reported amounts of revenue and expenses during the periods. Actual results could differ from these estimates. Our significant estimates and assumptions include depreciation and the fair value of our stock, stock-based compensation, debt discount and the valuation allowance relating to the Company’s deferred tax assets.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the date herein by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock and (ii) by the directors and executive officers of the Company. The person or company named in the table has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner(1)	Amount, Nature and Percentage of Beneficial Ownership (2)

(Officers and Directors)
Alan W. Grofe (Chairman and CEO)	77,222,411 shares (voting)	86.76%

All Directors and Officers, as a Group	77,222,411 shares (voting)	86.76%

(5% Securities Holders)
Alan W. Grofe (Chairman and CEO)	77,222,411 shares (voting)	86.76%

(1)	The address for the sole officer and director is at 100 Melbourne Place, Suite 700, Melbourne. FL 32901.

(2)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Beneficial ownership also includes shares of stock subject to options and warrants currently exercisable or exercisable within 60 days of the date of this table. In determining the percent of common stock owned by a person or entity as of the date of this Report, (a) the numerator is the number of shares of the class beneficially owned by such person or entity, including shares which may be acquired within 60 days on exercise of warrants or options and conversion of convertible securities, and (b) the denominator is the sum of (i) the total shares of common stock outstanding on as of the date of this Report (89,005,250 shares), and (ii) the total number of shares that the beneficial owner may acquire upon exercise of the derivative securities. Unless otherwise stated, each beneficial owner has sole power to vote and dispose of its shares. The beneficial shares owned include 1,350,000 shares of the 5,000,000 shares issued or 27%, representing the beneficial ownership of these shares by Mr. Grofe’s 27% ownership of the assignor of the intellectual property under the terms of the Agreement.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business.  Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. There are currently no legal proceedings or claims that we believe will have a material adverse effect on our business, financial condition or operating results.

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MARKET PRICE OF AND DIVIDENDS ON OUR COMMON

EQUITY AND RELATED STOCKHOLDER MATTERS

The Company’s Common Stock is quoted on the OTCQB.

As of the date of this Report, there were approximately 12 holders of record of the Company’s Common Stock.

The Company has never paid a cash dividend on its common stock and has no present intention to declare or pay cash dividends on the common stock in the foreseeable future. The Company intends to retain any earnings which it may realize in the foreseeable future to finance its operations. Future dividends, if any, will depend on earnings, financing requirements and other factors.

The transfer agent for the Company's common stock is Pacific Stock Transfer, 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119.

RECENT SALES OF UNREGISTERED SECURITIES;

USE OF PROCEEDS FROM REGISTERED SECURITIES

Reference is made to the disclosure set forth under Item 3.02 of this report, which disclosure is incorporated herein by reference.

DESCRIPTION OF SECURITIES

The Company’s authorized capital stock consists of 400,000,000 shares of common stock, with a par value of $0.0001 per share, and 100,000,000 shares of preferred stock, with a par value of $0.0001 per share (“Preferred Stock”).

Common Stock

The Company’s common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any Preferred Stock. Holders of the Company’s common stock representing fifty percent (50%) of the Company’s capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of the Company’s stockholders. The Company’s Articles of Incorporation do not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of Preferred Stock created by the Company’s Board of Directors from time to time, the holders of shares of the Company’s common stock will be entitled to such cash dividends as may be declared from time to time by the Company’s Board of Directors from funds available therefore.

Subject to any preferential rights of any outstanding series of Preferred Stock created from time to time by the Company’s Board of Directors, upon liquidation, dissolution or winding up, the holders of shares of the Company’s common stock will be entitled to receive pro rata all assets available for distribution to such holders.

Holders of the Company’s common stock have no preemptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

The Company’s Board of Directors is authorized by its Articles of Incorporation to issue Preferred Stock from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions, thereof, as shall be stated in the resolutions adopted by the Company’s Board of Directors providing for the issuance of the Preferred Stock. The Company’s Board of Directors is authorized, within any limitations prescribed by law and the Company’s Articles of Incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock.

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INDEMNIFICATION OF DIRECTORS AND OFFICERS

Florida law allows the Company to indemnify its directors, officers, employees, and agents, under certain circumstances, against attorney's fees and other expenses incurred by them in any litigation to which they become a party arising from their association with or activities on its behalf, and under certain circumstances to advance the expenses of such litigation upon securing their promise to repay us if it is ultimately determined that indemnification will not be allowed to an individual in that litigation.

Article IX of the Articles of Incorporation of the Company provide that it shall indemnify all directors, officers and agents to the fullest extent permitted by Florida law as provided within 2011 Florida Statutes Section 607.0850 or any other law in effect or as it may hereafter be amended.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore unenforceable.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted.  We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

WHERE YOU CAN FIND MORE INFORMATION

We have filed with the Commission , located on 100 F Street NE, Washington, D.C. 20549, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other reports, statements and information as required under the Exchange Act.

The reports, statements and other information that we have filed with the Commission may be read and copied at the Commission's Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330.

ITEM 3.02	UNREGISTERED SHARES OF EQUITY SECURITIES.

On March 21, 2013, we issued 75,872,411 shares of our Common Stock to Michael J. Rhodes in exchange for all of the issued and outstanding capital stock of Allerayde SAB, Inc., pursuant to the Share Exchange Agreement. We did not receive any cash consideration in connection with this share exchange transaction. These shares were transferred to our current President, Alan W. Grofe, in a private transaction between Mr. Rhodes and Mr. Grofe on March 4, 2014.

The above original issuances of shares on March 21, 2013 of our Common Stock to Mr. Rhodes were conducted in accordance with a safe harbor from the registration requirements of the Securities Act under Regulation S thereunder or an exemption from the registration requirements of the Securities Act under Section 4(2) by virtue of compliance with the provisions of Regulation D under the Securities Act.

On December 1, 2014, we agreed to issue 5,000,000 shares of our Common Stock to Healthnostics, Inc., in exchange for intellectual property and the website known as BakedAmerican.com under the terms of the Agreement as described in Item 1.01 above.

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ITEM 5.01	CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the stock purchase agreement between Mr. Rhodes and Mr. Grofe, our current President now owns approximately 85.24% of the total outstanding shares of our Common Stock on a fully-diluted basis giving effect to the share exchange.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 6, 2014, Michael J. Rhodes, resigned from all his positions as director and/or officer of the Company. His resignation as an officer and director of the Company was effective immediately on March 6, 2014. Also effective immediately upon Mr. Rhodes resignations on March 6, 2014, Alan W. Grofe was appointed as the President, Chief Executive Officer and director of the Board. Currently, there was no compensating arrangements with our sole officer and director.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The financial statements of Stragenics, Inc., are incorporated by reference.

(d) Exhibits

10.1	Agreement On The Transfer of Intellectual Property Related to Certain Website and Domain Names between Stragenics, Inc., and Healthnostics, Inc.

10.2	Termination Agreement, dated March 6, 2014, among the Company, Allerayde SAB Limited and Michael Rhodes.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAGENICS, INC.

Date: December 3, 2014	By:	/s/ Alan W. Grofe
Alan W. Grofe
Chief Executive Officer & President

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